NOVEMBER 28, 2023

2023 Summary Prospectus

BlackRock ETF Trust II

•	iShares Large Cap Moderate Buffer ETF | IVVM | CBOE

As described herein, each of the iShares Large Cap Moderate Buffer ETF and iShares Large Cap Deep Buffer ETF (each, a “Fund”) seeks to provide the Fund with exposure to the share price return of the Underlying ETF up to the Approximate Cap, while seeking to provide downside protection against Underlying ETF losses through an Approximate Buffer and lower volatility over each Hedge Period (terms are defined below).

•	Approximate Cap: The approximate upside limit on the share price return of the Underlying ETF

•

Approximate Buffer: The downside protection against approximately the first 5% of Underlying ETF losses for iShares Large Cap Moderate Buffer ETF or Underlying ETF losses between approximately 5% to 20% for iShares Large Cap Deep Buffer ETF

•	Underlying ETF: iShares Core S&P 500 ETF

•	Underlying ETF’s Index: S&P 500 Index

•	Hedge Period: Each calendar quarter (January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31)

•	The Approximate Cap and the Approximate Buffer may not operate as anticipated and investors may lose some or all their money.

•	The Approximate Cap and the Approximate Buffer disclosed in the prospectus only apply to shares held over an entire Hedge Period.

•

An investor that buys shares on a date other than the first day of a Hedge Period or sells shares on a date other than the last day of a Hedge Period may not fully realize the Approximate Cap or the Approximate Buffer and may be exposed to greater risk of loss.

•

An investor can obtain information regarding the remaining Approximate Cap, the remaining Approximate Buffer and the potential downside before the Approximate Buffer for the remainder of the Hedge Period on the Funds’ website, www.iShares.com.

•	The Approximate Cap will likely change for each Hedge Period.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-474-2737 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 28, 2023, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

ISHARES LARGE CAP MODERATE BUFFER ETF

Ticker: IVVM                        Stock Exchange: CBOE

Investment Objective

The iShares Large Cap Moderate Buffer ETF (the “Fund”) seeks to track the share price return of the iShares Core S&P 500 ETF (the “Underlying ETF”) up to an approximate upside limit, while seeking to provide downside protection against approximately the first 5% of Underlying ETF losses over each calendar quarter.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust II (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1,2,3]	Total Annual Fund Operating Expenses[3]	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver[1]
0.50%	None	None	0.03%	0.53%	(0.03)%	0.50%

[1]

As described in the “Management” section of the Fund’s prospectus beginning on page 33, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the estimation of Acquired Fund Fees and Expenses.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$51	$167

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund did not report a portfolio turnover rate for its most recent fiscal year, as the types of investments held by the Fund are not included in portfolio turnover rate calculations.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies or instruments with similar economic characteristics. For purposes of the Fund’s 80% policy, “large capitalization companies” are those within the range of capitalizations of the Underlying ETF’s Index (as defined below). Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for purposes of the Fund’s 80% policy. The Fund seeks to provide the Fund with exposure to the share price return of the Underlying ETF up to an approximate upside limit (the “Approximate Cap”), while seeking to provide downside protection against approximately the first 5% of Underlying ETF losses (the “Approximate Buffer”) and lower volatility over each calendar quarter, or Hedge Period (as defined below). The Fund principally buys and sells shares of the Underlying ETF and customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as FLexible EXchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or exchange- traded funds (“ETFs”) that replicate the Underlying ETF’s Index (collectively, “exchange-traded options”).

The Underlying ETF is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. As of October 31, 2023, the Underlying ETF’s Index included approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the Underlying ETF’s Index are weighted based on the float-adjusted market value of their outstanding shares. The

Underlying ETF’s Index consists of securities from a broad range of industries. The components of the Underlying ETF’s Index are likely to change over time.

The Underlying ETF is managed using a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Underlying ETF may or may not hold all of the securities in the Underlying ETF’s Index. Representative sampling indexing may subject the Underlying ETF to “tracking error,” which is the divergence of the Underlying ETF’s performance from that of the Underlying ETF’s Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. The prospectus and other reports of the Underlying ETF (Ticker: IVV) are available on the Securities and Exchange Commission’s website at www.sec.gov. Shares of the Underlying ETF are listed on NYSE Arca, Inc.

An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option) or sell (in the case of a put option) a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). When the Fund purchases a call option, the Fund pays a premium and receives the right, but not the obligation, to purchase shares of the Underlying ETF or other reference asset at a strike price by or on the expiration date. When the Fund purchases a put option, the Fund pays a premium and receives the right, but not the obligation, to sell shares of the Underlying ETF or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a call option, the Fund receives a premium and gives the purchaser of the option the right to purchase from the Fund shares of the Underlying ETF or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a put option, the Fund receives a premium and gives the purchaser of the option the right to sell to the Fund shares of the Underlying ETF or other reference asset at a strike price by or on expiration date.

FLEX Options provide investors with the ability to customize key option contract terms like strike price, style and expiration date, while avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts by becoming the “buyer for every seller and the seller for every buyer.” The OCC may make adjustments to FLEX Options for certain significant events. The FLEX Options in which the Fund invests are European style, which are exercisable at the strike price only on the expiration date. The FLEX Options traded by the Fund are listed on the Chicago Board Options Exchange (“CBOE”).

Options positions are marked to market daily. The value of the FLEX Options in which the Fund invests is affected by changes in the value and dividend rates of the securities held by the Underlying ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying ETF’s Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. The Fund will typically trade options that expire at or around the end of each calendar quarter or “Hedge Period” (January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31), subject to the quarterly rebalancing process described below. The Fund will be indefinitely offered and is not intended to terminate after one or more Hedge Periods.

For each Hedge Period, the Fund obtains exposure to the share price return of the Underlying ETF by purchasing shares of the Underlying ETF and futures that reference the price performance of the Underlying ETF’s Index, and creates the Approximate Buffer and Approximate Cap by trading a combination of put and call exchange-traded options. Specifically, the Fund creates the Approximate Buffer by buying a put option and writing a put option with the strike price of the bought put option being higher than the strike price of the written put option (a “put spread”). The Fund simultaneously writes a call option with a higher strike price relative to the Underlying ETF’s share price to collect a premium that it uses to offset the premium paid to enter into the put spread (a “capped call”). The capped call subjects the Fund to the Approximate Cap as it limits the Fund’s ability to realize any increase in the value of the Underlying ETF above the strike price. The Approximate Cap for each Hedge Period is based on the strike price of the capped call for that Hedge Period. The strike prices for the capped calls will change for each Hedge Period depending on the prevailing market conditions and the cost of the put spread for that Hedge Period, resulting in a different Approximate Cap for each Hedge Period.

The Fund will buy Underlying ETF shares and futures on the Underlying ETF’s Index and seek to enter into the combination of options transactions described above if there are any inflows, or creation transactions, during a Hedge Period. This will occur even in circumstances where the Fund would receive a negligible premium for writing an out-of-the-money call or put option which may potentially give up more sizable returns to the extent that the option later becomes in the money.

In order to obtain economic exposure to the Underlying ETF, in lieu of purchasing Underlying ETF shares and futures on the Underlying ETF’s Index for a Hedge Period, the Fund may instead, among other things: purchase a call option with a strike price that is very low (approximately 1% or less) relative to the Underlying ETF’s share price on the day of purchase (a “zero strike call”); purchase one or more other ETFs that replicate the Underlying ETF’s Index; purchase equity securities in seeking to track the share price return of the Underlying ETF; or invest in U.S. treasuries, money market funds and/or other cash equivalents and purchase and sell a combination of call and put options that seek to replicate exposure to the Underlying ETF. The Fund’s investments in equity securities will be primarily in common stocks of companies held by the Underlying ETF. The Fund’s portfolio of equity securities is expected to have a risk/return profile similar to that of the Underlying ETF.

For the current Hedge Period of October 1 through December 31, the Approximate Cap is 106.58% prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.50% of the Fund’s average daily net assets is taken into account, the Approximate Cap for the current Hedge Period is reduced to 106.455%. The returns that the Fund seeks to provide also do not include the costs associated with purchasing shares of the Fund.

The Approximate Buffer that the Fund seeks to provide is only operative against approximately the first 5% of Underlying ETF losses for the applicable Hedge Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Approximate Buffer is provided prior to taking into account any fees or expenses charged to the Fund. These fees and any expenses will have the effect of reducing the Approximate Buffer amount for Fund shareholders for a Hedge Period. When the Fund’s annual management fee equal to 0.50% of the Fund’s daily net assets is taken into account for a Hedge Period, the net

Approximate Buffer for the Hedge Period is 4.875%.

The Approximate Buffer and Approximate Cap for a Hedge Period apply to Fund shares held over the entire Hedge Period. An investor that purchases Fund shares after the beginning of a Hedge Period, or sells Fund shares before the end a Hedge Period, may not fully realize the Approximate Buffer or Approximate Cap for the Hedge Period and may be exposed to greater risk of loss. For example, if an investor purchases Fund shares during a Hedge Period at a time when the Underlying ETF’s share price has decreased from its price at the beginning of the Hedge Period, the investor’s buffer may be decreased. Conversely, if an investor purchases Fund shares during a Hedge Period at a time when the Underlying ETF’s share price has increased from its price at the beginning of the Hedge Period, the investor’s upside limit may be lowered and the investor may experience losses prior to reaching the downside protection offered by the Approximate Buffer. The Approximate Cap and Approximate Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund.

In periods of extreme market volatility, the Fund’s return may be subject to an upside limit significantly below the Approximate Cap and downside protection significantly lower than the Approximate Buffer. An investor may lose their entire investment and an investment in the Fund is only appropriate for investors willing to bear those losses.

Following the close of business on the last day of each Hedge Period, the Fund will file a prospectus supplement that discloses the Fund’s Approximate Cap (gross and net of the unitary management fee) for the next Hedge Period. The Fund’s Approximate Cap (net of the unitary management fee) for the current Hedge Period, along with Fund’s position relative to the Approximate Buffer and Approximate Cap, will be available on the Fund’s website, www.iShares.com.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund has characteristics unlike many other traditional investments products and may not be appropriate for all investors. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide downside protection against Underlying ETF losses. The Fund does not provide principal protection or non-principal protection, and, despite the

Approximate Buffer, an investor may experience significant losses on their investment, including the loss of their entire investment. In the event an investor purchases Fund shares after a Hedge Period begins or sells Fund shares prior to the end of the Hedge Period, the Approximate Buffer that the Fund seeks to provide may not be available. In periods of extreme market volatility, the Fund’s return may be subject to downside protection significantly lower than the Approximate Buffer.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to an Approximate Cap. The Approximate Cap represents an approximate maximum percentage return that an investor can achieve from an investment in the Fund held over an entire Hedge Period. In the event that the Underlying ETF experiences gains in excess of the upside limit to which the Fund is subject as a result of the capped call for a Hedge Period, the Fund will not participate in those gains beyond the upside limit. In the event an investor purchases Fund shares after a Hedge Period begins or sells Fund shares prior to the end of the Hedge Period, there may be little or no ability for that investor to experience an investment gain on their Fund shares. In periods of extreme market volatility, the Fund’s return may be subject to an upside limit significantly below the Approximate Cap.

FLEX Options Risk. In addition to counterparty risk, FLEX Options are subject to the risk that they may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options and may adversely impact the value of your investment. Additionally, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Fund shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As an in-the-money FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options generally include interest rate changes, dividends, the actual and implied volatility levels of the Underlying ETF’s share price, and the remaining time until the FLEX Options expire, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction), and, as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF’s share price.

Counterparty Risk. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options and futures, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for FLEX Options or futures may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Hedge Period Risk. The Approximate Buffer and Approximate Cap for a Hedge Period apply to Fund shares held over the entire Hedge Period. In the event an investor purchases Fund shares after a Hedge Period begins or sells Fund shares prior to the end of the Hedge Period, the returns realized by the investor will not match those that the Fund seeks to provide.

Underlying ETF Risk. The Fund invests in shares of the Underlying ETF and FLEX Options that derive their value from the Underlying ETF, and therefore the Fund’s investment performance largely depends on the investment performance of the Underlying ETF.

The value of the Underlying ETF will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s investments. The Underlying ETF seeks to track the Underlying ETF’s Index but may not exactly match the performance of the Underlying ETF’s Index due to differences between the portfolio of the Underlying ETF and the components of the Underlying ETF’s Index, fees and expenses, transaction costs, and other factors.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of exchange-traded options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of exchange-traded options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to match the increase, if any, of the share price return of the Underlying ETF over a Hedge Period, subject to an

Approximate Cap. In the event an investor purchases Fund shares after the beginning of a Hedge Period or does not stay invested in the Fund for the entirety of the Hedge Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities or other assets. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions. Given the frequency of sales, in any given year, all or a substantial portion of such gain or loss may be short-term capital gain or loss and, in the event of either net short-term or long-term realized gain, would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Approximate Cap Change Risk. An Approximate Cap is dependent on prevailing market conditions (e.g. volatility, interest rates, dividends, and other factors). As such, the Approximate Cap may rise or fall from one Hedge Period to the next, sometimes to a significant extent, and is unlikely to remain the same for consecutive Hedge Periods.

Asset Class Risk. Securities and other assets in the Fund’s or the Underlying

ETF’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund generally intends to effect its creations for cash, rather than fully in-kind for securities. The use of cash creations may cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, cash creation transactions may result in certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To the extent that the maximum additional charge for creation transactions is insufficient to cover these costs and expenses, the Fund’s performance could be negatively impacted.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund invest have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund invests.

Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in an issuer, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Fund may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by BFA through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by BFA through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.

Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and analyses applied by BFA will not produce the desired results, and those securities or other financial instruments selected by BFA may result in returns that are inconsistent with the Fund’s investment objective. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Risk. The Fund and the Underlying ETF could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the prospect or occurrence of a sovereign default or other financial crisis, public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s or Underlying ETF’s NAV.

Market Trading Risk. The Fund and the Underlying ETF face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, BFA believes that the trading experience of the Fund should be similar to that of index-based ETFs.

However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund’s shares will trade at a premium or discount to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S AND THE UNDERLYING ETF’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying ETF has exposure.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended

(the “Internal Revenue Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Internal Revenue Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon the language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to count the FLEX Options as automatically diversified investments under the RIC diversification requirements. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Internal Revenue Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Internal Revenue Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Fund. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Internal Revenue Code, and disposition of such options will likely result in short-term capital gains or losses.

Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying a dividend.” If a shareholder purchases Fund shares after a Hedge Period has begun and shortly thereafter the Fund issues a dividend, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. The Fund’s benchmark is the S&P 500 Index.

Management

Investment Adviser. BlackRock Fund Advisors.

Portfolio Managers. Kyle McClements, CFA and Christopher Accettella (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. McClements and Accettella have been Portfolio Managers of the Fund since 2023.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

The Fund intends to make distributions that may be taxable to your as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxable when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information visit www.blackrock.com or call 1-800-474-2737

Investment Company Act File # 811-23511

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